EXHIBIT 24

                                PLACER DOME INC.

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


     The undersigned does hereby constitute and appoint J. Donald Rose his true and lawful attorney-in-fact and agent, for him and in his behalf and his name, place and stead, in any and all capacities, to sign, execute and file with the U.S. Securities and Exchange Commission or any other regulatory authority, any Registration Statement and any other documents relating to the registration under the Securities Act of 1933 of 7,000,000 additional common shares of Placer Dome Inc. issuable pursuant to the 1987 Stock Option Plan of Placer Dome Inc., with all exhibits and any and all documents and supplementary information required to be filed with respect thereto (including post-effective amendments) granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30th day of April, 2003.


                                           /s/ Jay K. Taylor
                                           -----------------
                                           Jay K. Taylor
                                           President, Chief Executive Officer
                                           and Director

                                PLACER DOME INC.

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


     The undersigned does hereby constitute and appoint J. Donald Rose his true and lawful attorney-in-fact and agent, for him and in his behalf and his name, place and stead, in any and all capacities, to sign, execute and file with the U.S. Securities and Exchange Commission or any other regulatory authority, any Registration Statement and any other documents relating to the registration under the Securities Act of 1933 of 7,000,000 additional common shares of Placer Dome Inc. issuable pursuant to the 1987 Stock Option Plan of Placer Dome Inc., with all exhibits and any and all documents and supplementary information required to be filed with respect thereto (including post-effective amendments) granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of May, 2003.


                                            /s/ Rex J. McLennan
                                            -------------------
                                            Rex J. McLennan
                                            Executive Vice-President and Chief
                                            Financial Officer

                                PLACER DOME INC.

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


     The undersigned does hereby constitute and appoint J. Donald Rose his true and lawful attorney-in-fact and agent, for him and in his behalf and his name, place and stead, in any and all capacities, to sign, execute and file with the U.S. Securities and Exchange Commission or any other regulatory authority, any Registration Statement and any other documents relating to the registration under the Securities Act of 1933 of 7,000,000 additional common shares of Placer Dome Inc. issuable pursuant to the 1987 Stock Option Plan of Placer Dome Inc., with all exhibits and any and all documents and supplementary information required to be filed with respect thereto (including post-effective amendments) granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 14th day of May, 2003.


                                            /s/ Bruce B. Nicol
                                            ------------------
                                            Bruce B. Nicol
                                            Vice-President and Controller

                                PLACER DOME INC.

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


     The undersigned does hereby constitute and appoint J. Donald Rose his true and lawful attorney-in-fact and agent, for him and in his behalf and his name, place and stead, in any and all capacities, to sign, execute and file with the U.S. Securities and Exchange Commission or any other regulatory authority, any Registration Statement and any other documents relating to the registration under the Securities Act of 1933 of 7,000,000 additional common shares of Placer Dome Inc. issuable pursuant to the 1987 Stock Option Plan of Placer Dome Inc., with all exhibits and any and all documents and supplementary information required to be filed with respect thereto (including post-effective amendments) granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30th day of April, 2003.


                                            /s/ G. Bernard Coulombe
                                            -----------------------
                                            G. Bernard Coulombe
                                            Director

                                PLACER DOME INC.

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


     The undersigned does hereby constitute and appoint J. Donald Rose his true and lawful attorney-in-fact and agent, for him and in his behalf and his name, place and stead, in any and all capacities, to sign, execute and file with the U.S. Securities and Exchange Commission or any other regulatory authority, any Registration Statement and any other documents relating to the registration under the Securities Act of 1933 of 7,000,000 additional common shares of Placer Dome Inc. issuable pursuant to the 1987 Stock Option Plan of Placer Dome Inc., with all exhibits and any and all documents and supplementary information required to be filed with respect thereto (including post-effective amendments) granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30th day of April, 2003.


                                            /s/ John W. Crow
                                            ----------------
                                            John W. Crow
                                            Director

                                PLACER DOME INC.

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


     The undersigned does hereby constitute and appoint J. Donald Rose his true and lawful attorney-in-fact and agent, for him and in his behalf and his name, place and stead, in any and all capacities, to sign, execute and file with the U.S. Securities and Exchange Commission or any other regulatory authority, any Registration Statement and any other documents relating to the registration under the Securities Act of 1933 of 7,000,000 additional common shares of Placer Dome Inc. issuable pursuant to the 1987 Stock Option Plan of Placer Dome Inc., with all exhibits and any and all documents and supplementary information required to be filed with respect thereto (including post-effective amendments) granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30th day of April, 2003.


                                            /s/ Robert M. Franklin
                                            ----------------------
                                            Robert M. Franklin
                                            Director

                                PLACER DOME INC.

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


     The undersigned does hereby constitute and appoint J. Donald Rose his true and lawful attorney-in-fact and agent, for him and in his behalf and his name, place and stead, in any and all capacities, to sign, execute and file with the U.S. Securities and Exchange Commission or any other regulatory authority, any Registration Statement and any other documents relating to the registration under the Securities Act of 1933 of 7,000,000 additional common shares of Placer Dome Inc. issuable pursuant to the 1987 Stock Option Plan of Placer Dome Inc., with all exhibits and any and all documents and supplementary information required to be filed with respect thereto (including post-effective amendments) granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30th day of April, 2003.


                                             /s/ Graham Farquharson
                                             ----------------------
                                             Graham Farquharson
                                             Director

                                PLACER DOME INC.

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


     The undersigned does hereby constitute and appoint J. Donald Rose his true and lawful attorney-in-fact and agent, for him and in his behalf and his name, place and stead, in any and all capacities, to sign, execute and file with the U.S. Securities and Exchange Commission or any other regulatory authority, any Registration Statement and any other documents relating to the registration under the Securities Act of 1933 of 7,000,000 additional common shares of Placer Dome Inc. issuable pursuant to the 1987 Stock Option Plan of Placer Dome Inc., with all exhibits and any and all documents and supplementary information required to be filed with respect thereto (including post-effective amendments) granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30th day of April, 2003.


                                            /s/ Alan R. McFarland
                                            ---------------------
                                            Alan R. McFarland
                                            Director

                                PLACER DOME INC.

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


     The undersigned does hereby constitute and appoint J. Donald Rose his true and lawful attorney-in-fact and agent, for him and in his behalf and his name, place and stead, in any and all capacities, to sign, execute and file with the U.S. Securities and Exchange Commission or any other regulatory authority, any Registration Statement and any other documents relating to the registration under the Securities Act of 1933 of 7,000,000 additional common shares of Placer Dome Inc. issuable pursuant to the 1987 Stock Option Plan of Placer Dome Inc., with all exhibits and any and all documents and supplementary information required to be filed with respect thereto (including post-effective amendments) granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30th day of April, 2003.


                                            /s/ Clifford L. Michel
                                            ----------------------
                                            Clifford L. Michel
                                            Director

                                PLACER DOME INC.

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


     The undersigned does hereby constitute and appoint J. Donald Rose his true and lawful attorney-in-fact and agent, for him and in his behalf and his name, place and stead, in any and all capacities, to sign, execute and file with the U.S. Securities and Exchange Commission or any other regulatory authority, any Registration Statement and any other documents relating to the registration under the Securities Act of 1933 of 7,000,000 additional common shares of Placer Dome Inc. issuable pursuant to the 1987 Stock Option Plan of Placer Dome Inc., with all exhibits and any and all documents and supplementary information required to be filed with respect thereto (including post-effective amendments) granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30th day of April, 2003.


                                            /s/ Edythe A. Parkinson-Marcoux
                                            -------------------------------
                                            Edythe A. Parkinson-Marcoux
                                            Director

                                PLACER DOME INC.

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


     The undersigned does hereby constitute and appoint J. Donald Rose his true and lawful attorney-in-fact and agent, for him and in his behalf and his name, place and stead, in any and all capacities, to sign, execute and file with the U.S. Securities and Exchange Commission or any other regulatory authority, any Registration Statement and any other documents relating to the registration under the Securities Act of 1933 of 7,000,000 additional common shares of Placer Dome Inc. issuable pursuant to the 1987 Stock Option Plan of Placer Dome Inc., with all exhibits and any and all documents and supplementary information required to be filed with respect thereto (including post-effective amendments) granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30th day of April, 2003.


                                             /s/ Vernon F. Taylor, III
                                             -------------------------
                                             Vernon F. Taylor, III
                                             Director

                                PLACER DOME INC.

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


     The undersigned does hereby constitute and appoint J. Donald Rose his true and lawful attorney-in-fact and agent, for him and in his behalf and his name, place and stead, in any and all capacities, to sign, execute and file with the U.S. Securities and Exchange Commission or any other regulatory authority, any Registration Statement and any other documents relating to the registration under the Securities Act of 1933 of 7,000,000 additional common shares of Placer Dome Inc. issuable pursuant to the 1987 Stock Option Plan of Placer Dome Inc., with all exhibits and any and all documents and supplementary information required to be filed with respect thereto (including post-effective amendments) granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30th day of April, 2003.


                                            /s/ William G. Wilson
                                            ---------------------
                                            William G. Wilson
                                            Director

                                PLACER DOME INC.

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


     The undersigned does hereby constitute and appoint J. Donald Rose his true and lawful attorney-in-fact and agent, for him and in his behalf and his name, place and stead, in any and all capacities, to sign, execute and file with the U.S. Securities and Exchange Commission or any other regulatory authority, any Registration Statement and any other documents relating to the registration under the Securities Act of 1933 of 7,000,000 additional common shares of Placer Dome Inc. issuable pursuant to the 1987 Stock Option Plan of Placer Dome Inc., with all exhibits and any and all documents and supplementary information required to be filed with respect thereto (including post-effective amendments) granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of May, 2003.


                                            /s/ David S. Karpin
                                            -------------------
                                            David S. Karpin
                                            Director